UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2022
Preferred Apartment Communities, Inc.
(Preferred Apartment Communities, LLC as successor by merger to Preferred Apartment Communities, Inc.)
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share        APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on June 23, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 16, 2022 (the “Merger Agreement”), by and among Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), PAC Operations, LLC, a Delaware limited liability company (“Operations”), Pike Parent LLC, a Delaware limited liability company (“Parent”), Pike Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Pike Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II”), and Pike Merger Sub III LLC, a Delaware limited liability company (“Merger Sub III” and, together with Parent, Merger Sub I and Merger Sub II, the “Parent Parties”). The Parent Parties are affiliates of Blackstone Real Estate Income Trust, Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (the “Closing”), Merger Sub II merged with and into the Partnership (the “Partnership Merger”), with the Partnership surviving (the “Surviving Partnership”) and the separate existence of Merger Sub II ceased, immediately following the Partnership Merger, Operations merged with and into Merger Sub III (the “Operations Merger”), with Merger Sub III surviving (the “Surviving Operations Entity”) and the separate existence of Operations ceased, and immediately following the Operations Merger, the Company merged with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger and the Operations Merger, the “Mergers”) with Merger Sub I surviving (the “Surviving Company”) and the separate existence of the Company ceased. As a result of the Mergers, the Surviving Company remained a subsidiary of Parent, the Partnership became a subsidiary of the Surviving Company and the Surviving Operations Entity became a subsidiary of the Partnership. As of the closing of the Company Merger, the Surviving Company became known as Preferred Apartment Communities, LLC.

Item 1.02.    Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 23, 2022, in connection with the Mergers, the Company (i) caused the termination of all commitments, liabilities and other obligations under, the Fourth Amended and Restated Credit Agreement, dated as of August 5, 2016, by and among the Company, the Partnership, KeyBank National Association, as administrative agent, the lenders party thereto and Royal Bank of Canada, as the documentation agent, as amended and (ii) caused the repayment in full of the indebtedness, liabilities and other obligations under, certain real estate mortgages of the Company’s subsidiaries.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.
Pursuant to the terms and conditions of the Merger Agreement, at or immediately prior to, as applicable, the effective time of the Company Merger (the “Company Merger Effective Time”), among other things:
•Common Stock: Each share of Common Stock of the Company, par value $0.01 per share (each, a “Company Share”), or fraction thereof, other than Company Shares held by the Company or any subsidiary of the Company or by the Parent Parties or any of their respective subsidiaries, that was issued and outstanding immediately prior to the Company Merger Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to $25.00 without interest (the “Per Company Share Merger Consideration”) and less any applicable withholding taxes;
•Preferred Stock: Each share of Series A Redeemable Preferred Stock, $0.01 par value per share, Series A1 Redeemable Preferred Stock, $0.01 par value per share, Series M Redeemable Preferred Stock, $0.01 par value per share, and Series M1 Redeemable Preferred Stock, $0.01 par value per share (each, a “Company Preferred Share”), or fraction thereof, other than Company Preferred Shares held by the Company or any subsidiary of the Company or by the Parent Parties or any of their respective subsidiaries, that was issued and outstanding immediately prior to the Company Merger Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to $1,000.00 per share, plus any accrued but unpaid dividends to and including the Closing Date, with respect thereto, without interest  (the “Per Preferred Share Merger Consideration”) and less any applicable withholding taxes;

•Company Warrants: The “Exercise Price” (as defined in the Warrant Agreement, dated as of February 13, 2017 and amended on May 23, 2022 (the “Warrant Agreement”), between the Company and Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively as warrant agent) of each warrant to purchase Company Shares (each a “Company Warrant”) that was outstanding as of immediately prior to the Company Merger Effective Time was adjusted such that each holder of a Company Warrant exercised prior to the Expiration Date (as defined in the Warrant Agreement) and either (i) at or after the Company Merger Effective Time or (ii) prior to the Company Merger Effective Time but for which Company Shares have not been issued or otherwise delivered therefor prior to the Company Merger Effective Time is entitled, upon exercise, to receive only an amount (the “Company Warrant Amount”) of cash equal to the difference between the Per Company Share Merger Consideration and the “Exercise Price” (as defined in the Warrant Agreement) with respect to each Company Share underlying such Company Warrant immediately prior to the Company Merger Effective Time;
•Time-Vested Restricted Stock: Each share of unvested time-based restricted common stock granted pursuant to the Company’s 2019 Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan (collectively, the “Long-Term Incentive Plans”) that was outstanding as of immediately prior to the Company Merger Effective Time automatically became fully vested and all restrictions and reacquisition rights thereon lapsed, and thereafter all Company Shares represented thereby were considered outstanding for all purposes under the Merger Agreement and such Company Shares only have the right to receive the Per Company Share Merger Consideration, less any applicable withholding taxes;
•Restricted Stock Units: Each (1) restricted stock unit that vested upon the satisfaction of service conditions and became earned based on the Company’s market capitalization increases relevant to target market thresholds (a “Market Cap Restricted Stock Unit”) that was issued and outstanding as of immediately prior to the Company Merger Effective Time and that is a vested Market Cap Restricted Stock Unit that became an “Earned RSU” (as defined in the award agreement governing such Market Cap Restricted Stock Unit) prior to the Company Merger Effective Time (an “Earned RSU”), and (2) restricted stock unit then subject to a time-based vesting requirement granted under the Long-Term Incentive Plans (a “Time-Vested RSU”) (whether vested or unvested) that was issued and outstanding as of immediately prior to the Company Merger Effective Time, was cancelled in exchange for the right to receive an amount in cash (without interest, and less any applicable income and employment withholding taxes) equal to the Per Company Share Merger Consideration for each Earned RSU or Time-Vested RSU (as applicable); and
•Performance Stock Units: Each outstanding unvested performance-based restricted stock unit (a “Performance Stock Unit”) granted pursuant to the Long-Term Incentive Plans that vests based all or in part upon achievement of performance goals, became earned and vested with respect to that number of Company Shares subject to such Performance Stock Unit in accordance with the terms of such Performance Stock Unit (but without applying any pro-ration for the number of days of employment during the shortened performance period ending on the Closing Date) based on the achievement of the applicable performance goals set forth in the award agreement governing such Performance Stock Unit as measured from the beginning of the applicable performance period through the latest practicable date prior to the Closing Date that performance could be assessed (each such earned Performance Stock Unit, an “Earned PSU”). At the Company Merger Effective Time, each Earned PSU was cancelled in exchange for the right to receive an amount in cash (without interest, and less any applicable income and employment withholding taxes) equal to the Per Company Share Merger Consideration for each Earned PSU.
Pursuant to the terms and conditions of the Merger Agreement, among other things:
•Class A Partnership Units: At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each Class A unit of the Partnership (a “Class A Partnership Unit”), or fraction thereof, that was issued and outstanding as of immediately prior to the Partnership Merger Effective Time (other than Class A Partnership Units held by the Company or any wholly owned subsidiary of the Company or by Parent, Merger Sub II or any of their respective wholly owned subsidiaries) was automatically cancelled and converted into the right to receive an amount in cash equal to the Per Company Share Merger Consideration, without interest and less any applicable withholding taxes; and
•Operations Preferred Shares: At the effective time of the Operations Merger (the “Operations Merger Effective Time”), each preferred share of Operations (an “Operations Preferred Share”) that was issued and outstanding as of immediately prior to the Operations Merger Effective Time (other than Operations Preferred Shares held by the Company or any subsidiary of the Company or by the Parent Parties or any of their subsidiaries) was automatically cancelled and converted into the right to receive an amount in cash equal to $1,100.00 per share, plus any accrued and unpaid dividends to and including the Closing Date, with respect thereto, without interest and less any applicable withholding taxes.

The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 16, 2022, and is incorporated herein by reference.
Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
On June 23, 2022, in connection with the completion of the Company Merger, Merger Sub I requested that the New York Stock Exchange (the “NYSE”) suspend trading in the Company Shares and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from the NYSE and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company Shares. Following the effectiveness of the Form 25, the Surviving Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares, Company Preferred Shares and Company Warrants under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act.
Item 3.03.    Material Modification to Rights of Security Holders
The information provided in the Introductory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
At the Company Merger Effective Time, (i) the holders of Company Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Per Company Share Merger Consideration), (ii) the holders of Company Preferred Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company (other than the right to receive the Per Preferred Share Merger Consideration) and (iii) the holders of the Company Warrants outstanding immediately before the Company Merger ceased to have any rights with respect to the Company Shares underlying such Company Warrants (other than the right to receive the Company Warrant Amount upon exercise).
Item 5.01.    Changes in Control of Registrant
The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
As a result of the completion of the Company Merger, a change in control of the Company occurred, and Merger Sub I, as successor by merger to the Company, remains a subsidiary of Parent, an affiliate of Blackstone Real Estate Income Trust, Inc.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
In connection with the completion of the Mergers and as contemplated by the Merger Agreement, at the Company Merger Effective Time, each of Joel T. Murphy, Howard A. McLure, Steve Bartkowski, John M. Cannon, Gary B. Coursey, Sara J. Finley, Daphne B. Jackson and Timothy A. Peterson resigned from the board of directors of the Company. These resignations were in connection with the Mergers and not as a result of any disagreements between the Company and the resigning individuals on any matters relating to the Company’s operations, policies or practices.
Item 8.01.    Other Events
On June 23, 2022, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release dated June 23, 2022.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, LLC (Registrant, as successor by merger to Preferred Apartment Communities, Inc.)

Date: June 23, 2022	By:	/s/ Jacob Werner
Jacob Werner
Senior Managing Director and Vice President